Exhibit 10.1

HF FINANCIAL CORP.

2002 STOCK OPTION AND INCENTIVE PLAN

STOCK APPRECIATION RIGHTS AGREEMENT

(Stock Settled)

HF Financial Corp., a Delaware corporation (the “Company”), hereby grants to _____________, (the “Recipient”), a Stock Appreciation Right (the “SAR”) with respect to a total of              shares of Common Stock, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 2002 Stock Option and Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

1.    Exercise Price.  The Exercise Price is the price at which Shares subject to this SAR may be exercised. The Exercise Price under this Agreement shall be the Market Value (as that term is defined in the Plan) on the date of Grant, _______________, that being «Price Spelled Out ($_______)».

2.    Exercise of SAR.  This SAR shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(i)  Right to Exercise.

(a)        Subject to subsections 2(i)(b), (c) and (d) below, this SAR shall be exercisable cumulatively, to the extent of twenty five percent (25%) of the Shares subject to the SAR, commencing on ______________, and an additional twenty five percent (25%) of the Shares subject to the SAR each consecutive                     as more completely described in Exhibit A.

(b)        This SAR may not be exercised for a fraction of a share.

(c)        In the event of Recipient’s death, disability or other termination of employment, the exercisability of the SAR is governed by Sections 6, 7and 8 below, subject to the limitations contained in subsection 3(i)(c).

(d)        In no event may this SAR be exercised after the date of expiration of the term of this SAR as set forth in Section 10 below.

(ii)  Method of Exercise.  This SAR shall be exercisable by written notice which shall state the election to exercise the SAR, the number of Shares in respect of which the SAR is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to the Shares to be issued as may be required by the Company pursuant to the provisions of the Plan.  An example of such written notice is attached as Exhibit B, which example remains subject to changes by the Company.  Such written notice shall be signed by the Recipient and shall be delivered in person or by certified mail to the Secretary of the Company.  Until certificates for Shares are issued to the Recipient, such Recipient shall not have any rights as a Shareholder of the Company with respect to the Shares subject to the SAR.

No Shares will be issued pursuant to the exercise of the SAR unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Recipient on the date on which the SAR is exercised with respect to such Shares.

3.    Recipient’s Representations.  In the event the Shares purchasable pursuant to the exercise of this SAR have not been registered under the Securities Act of 1933, as amended, at the time this SAR is exercised, Recipient shall, concurrently with the exercise of all or any portion of this SAR, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit C.  The Company shall not be required to deliver any shares upon exercise of this SAR prior to (i) the admission of such shares to listing on any stock exchange on which the shares of Common Stock may then be listed, and (ii) the completion of such registration as the Committee shall determine to be necessary or advisable.

4.    Payment to Recipient.  The payment to Recipient upon the exercise of the SAR shall be made solely in Shares.  Upon the exercise of the SAR, the Recipient shall receive from the Company the number of Shares with an aggregate Market Value equal to (i) the excess of the Market Value of a share of Common Stock on the date of exercise over the Exercise Price times (ii) the number of shares with respect to which the SAR has been exercised.

5.    Restrictions on Exercise.  This SAR may not be exercised if such exercise would constitute a violation of any applicable federal or state securities or other law or regulation.  As a condition to the exercise of this SAR, the Company may require Recipient to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.    Termination of Status as an Employee.  In the event of termination, Recipient may, but only within three months after the date of such termination (but in no event later than the date of expiration of the term of this SAR as set forth in Section 10 below), exercise this SAR to the extent that Recipient was entitled to exercise it at the date of such termination. To the extent that Recipient was not entitled to exercise this SAR at the date of such termination (as in the event of Recipient’s termination of employment for cause), or if Recipient does not exercise this SAR within the time specified herein, the SAR shall terminate.

7.    Disability of Recipient.  Notwithstanding the provisions of Section 6 above, in the event of termination of Recipient’s status as an employee as a result of Recipient’s partial or total disability, Recipient may, but only within three months from the date of termination of employment (but in no event later than the date of expiration of the term of this SAR as set forth in Section 10 below), exercise his SAR to the extent Recipient was entitled to exercise it at the date of such termination.  To the extent that Recipient was not entitled to exercise the SAR at the date of termination, or if Recipient does not exercise such SAR (which Recipient was entitled to exercise) within the time specified herein, the SAR shall terminate.

8.    Death of Recipient.  In the event of the death of Recipient:

(i)           during the term of this SAR and while an employee of the Company and having been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the SAR, the SAR may be exercised, at any time within one (1) year following the date of death (but in no event later than the date of expiration of the term of this SAR as set forth in Section 10 below), by Recipient’s estate or by a person who acquired the right to exercise the SAR by bequest or inheritance, but only to the extent Recipient was entitled to exercise the SAR at the date of death; or

(ii)          within three months after termination, the SAR may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this SAR as set forth in Section 10 below), by Recipient’s estate or by a person who acquired the right to exercise the SAR by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

9.    Non-Transferability of SAR.  This SAR may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Recipient only by Recipient.  The terms of this SAR shall be binding upon the Recipient and his or her personal representatives, heirs, successors and assigns.

10.   Term of SAR.  This SAR may not be exercised after __________________, and may be exercised only in accordance with the Plan and the terms of this SAR.

11.   Effect of Merger Combination or Consolidation.  In the event of a merger, combination or consolidation, this SAR is subject to the agreement governing such transaction in accordance with Section 13 of the Plan.

12.   Plan Interpretation.  Recipient hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors and, where applicable, the Plan Committee, upon questions arising under the Plan.

13.   Withholding Taxes.  The Recipient authorizes the Company to withhold in accordance with applicable law from the cash payable to Recipient pursuant to the exercise of the SAR any taxes required to be withheld by the Company under federal or state law as a result of his exercise of this SAR.

14.   Notices.  Any notice to the Company hereunder shall be delivered or mailed to the Secretary of HF Financial Corp., 225 South Main Avenue, Sioux Falls, South Dakota 57102.  Any notice to the Recipient shall be mailed or personally delivered to the address listed below, unless the Company receives notice of an address change.

DATE OF GRANT:

HF FINANCIAL CORP.

By:
Curtis L. Hage
Chairman, President & CEO

RECIPIENT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THIS SARE PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS SAR OR ACQUIRING SHARES HEREUNDER).  RECIPIENT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY’S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

Recipient acknowledges receipt of a copy of the Plan and certain information related thereto and represents that Recipient is familiar with the terms and provisions thereof, and hereby accepts this SAR subject to all of the terms and provisions thereof.  Recipient has reviewed the Plan and this SAR in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this SAR and fully understands all provisions of the SAR.  Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.  Recipient further agrees to notify the Company upon any change in the residence address indicated below.

DATE OF GRANT:

Recipient:

Name

Residence Address:

EXHIBIT A

EMPLOYEE SAR AND VESTING DATA

Name of Employee:

Date of Commencement of Employment:

Number of Shares Subject to SAR:

Date of Grant:

STOCK APPRECIATION RIGHT VESTING SCHEDULE

NO. OF SHARES
DATE	EXERCISABLE

The above vesting schedule assumes continuous employment.  Your rights to exercise the unvested portion of your SAR will cease upon termination of employment.  Reference is made to Sections 6, 7 and 8 of this Stock Appreciation Rights Agreement for your rights to exercise the vested portion of your SAR in the event of termination of employment during lifetime or upon death.  The above vesting schedule is in all respects subject to the terms of the Plan.

A-1

EXHIBIT B

HF FINANCIAL CORPORATION

2004 STOCK OPTION AND INCENTIVE PLAN

STOCK APPRECIATION RIGHTS

NOTICE OF EXERCISE

Corporate Secretary

HF Financial Corp.

225 South Main Avenue

Sioux Falls, South Dakota 57104

Phone:  (605) 333-7620

Fax:  (605) 333-7621

I hereby exercise _________________ vested SARs pursuant to the SAR Agreement dated                                          ,             at an exercise price of $__________ per share.

Dated:

Recipient’s Signature

Recipient’s Name

B-1

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

RECIPIENT	:

ISSUER	:	HF Financial Corp.

SECURITY	:	COMMON STOCK

AMOUNT	:	STOCKS

DATE OF GRANT	:

In connection with the issuance of the Common Stock (“Securities”) of HF FINANCIAL CORP. (the “Company”), the undersigned represents to the Company the following:

(a)                             I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”)

(b)                             I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c)                             I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.  Moreover, I understand that the Company is under no obligation to register the Securities.  In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d)                             I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act.  In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things:  (1) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.  Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things:  (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e)                             I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Signature of Purchaser:

Name